Supplement to the
Fidelity® Asset ManagerSM Funds
November 29, 2003
Prospectus

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The following information replaces similar information for Asset Manager found under the heading "Dividends and Capital Gain Distributions" on page 17.

Asset Manager normally pays dividends in March, June, September, and December and pays capital gain distributions in April, July, October, and December.

FFM-04-02 October 5, 2004
1.471528.111